                                  ANNUAL REPORT

                             ---------------------
                                  PREMIER STATE
                               MUNICIPAL BOND FUND
                                 GEORGIA SERIES
                             ---------------------

                                 APRIL 30, 1998


                              (DREYFUS LION LOGO)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund - Georgia Series for the 12-month period ended April 30, 1998 as shown in the following table:

                                      TOTAL RETURN*   DISTRIBUTION RATE**
                                      -------------   -------------------
   Class A shares..................       7.76%              4.25%
   Class B shares..................       7.24%              3.96%
   Class C shares..................       6.61%              3.44%

ECONOMIC REVIEW

    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of The Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items), has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen; in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment, while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.

    The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, healthiest economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

    Market activity began relatively slowly through the first half of the Fund's fiscal year, but a price rally materialized during the second half of the year. Specifically, long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized around the 7% level in mid-October, when the market established a new trading range, and declined to a 6.45% yield at the end of the calendar year 1997. After a correction in January that lowered bond prices and raised yields, the market rebounded to test the 6.50% level. As we moved forward, prices slid once more, moving the yield back into the 7% range.

    During its periods of stabilization, the municipal market saw the retail (or individual) investor become more active, strengthening the demand for municipal bonds. During the second quarter of the fiscal year, $10 billion in new supply was digested by the tax-exempt market in just two weeks, which caused municipal bond prices to decline, in effect becoming better relative values when compared to taxable bonds. The increase in municipal yields reversed the trend of outperformance by the municipal market that characterized most of 1996. On March 31, near the close of the 1997 fiscal year, taxable bonds lost ground while municipal bonds held more of their value.

    In recent years, the total amount of bonds issued within the State of Georgia has been constant. The proportion of negotiated issues has led the way, while the percentage of competitive issues has dwindled. Thus the flow of new issues coming to market has allowed for greater liquidity of many existing holdings and has encouraged the Fund to remain largely invested.

PORTFOLIO OVERVIEW

    The Fund assumed a more aggressive stance over the past fiscal year. While the Fund maintained a core of income producing holdings, the sale and purchase of securities in the Fund became more frequent because we traded security positions as the market ebbed and flowed. The municipal market has been affected by uncertainty, and trying to forecast market changes would be difficult at best. As a result, we focused our efforts on generating a rewarding total return (the combination of interest payments and price changes) for our shareholders. To accomplish that goal, we purchased a number of new issue discounted securities which possessed a high degree of liquidity and good structural characteristics. Our investment strategy included selling shorter maturities and prerefunded holdings, and reinvesting the proceeds into securities that appeared to have some price appreciation potential. The Fund has also made a concerted effort to eliminate positions with weakening credit characteristics and reinvest in more creditworthy, liquid securities.

    We will continue to manage the portfolio utilizing this strategy as we begin the Fund's new year. The market is not currently offering any concrete signs alluding to its direction. In fact, it appears that the municipal market will continue on its somewhat uncertain path at least through the second quarter of 1998. We are proceeding cautiously in the current market environment with the intention of capitalizing on opportunities as they arise. Further, we expect that Georgia securities will continue to be well sought-after by national funds, as well as other Georgia bond funds.

    Our primary task, which will guide our portfolio management decisions, is to earn a high level of current income exempt from Federal tax to the extent it is consistent with the preservation of capital, while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the portfolio and The Dreyfus Corporation.
                              Sincerely,

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Georgia residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax
    (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES         APRIL 30, 1998
--------------------------------------------------------------------------------
         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
      PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES CLASS A SHARES AND
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                            $14,717
                                            Lehman Brothers
                                            Municipal Bond Index*
               CHART
                                            $13,951
                                            Dreyfus Premier State Municipal Bond
                                            Fund, Georgia Series
                                            (Class A Shares)

*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------
                   CLASS A SHARES                                                    CLASS B SHARES
---------------------------------------------------------      ---------------------------------------------------------
                                                                                                   % Return Reflecting
                                            % Return                                              Applicable Contingent
                                           Reflecting                                % Return        Deferred Sales
                      % Return Without    Maximum Initial                            Assuming No       Charge Upon
Period Ended 4/30/98    Sales Charge    Sales Charge (4.5%)   Period Ended 4/30/98   Redemption        Redemption*
--------------------  ------------------  ---------------     --------------------   -----------   ---------------------
1 Year                       7.76%            2.94%           1 Year                     7.24%            3.24%
5 Year                       5.75             4.78            5 Year                     5.23             4.90
From Inception (9/3/92)      6.93             6.06            From Inception (1/15/93)   6.09             5.94

                   CLASS C SHARES
------------------------------------------------------------
                                        % Return Reflecting
                                       Applicable Contingent
                          % Return        Deferred Sales
                          Assuming          Charge Upon
Period Ended 4/30/98     No Redemption      Redemption**
------------------------ ------------- ---------------------
1 Year                       6.61%             5.61%
From Inception (8/15/95)     6.06              6.06

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Georgia Series on 9/3/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 8/31/92 is used as the beginning value on 9/3/92. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Georgia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Georgia municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                          APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--100%                                                          AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
GEORGIA-96.1%
Atlanta:
    Airport Facilities Revenue 5.25%, 1/1/2010 (Insured; AMBAC).............                $ 1,000,000    $ 1,033,780
    GO 6.10%, 12/1/2019.....................................................                  1,000,000      1,083,700
Barrow County School District 5.60%, 2/1/2015 (Insured; MBIA)...............                  1,000,000      1,041,080
Clayton County and Clayton County Water Authority, Water and Sewer Revenue,
  Refunding 5.60%, 5/1/2013 (Insured; AMBAC)................................                  1,200,000      1,257,288
Colquitt County Hospital Authority, Refunding 5.50%, 3/1/2016 (Insured; FSA)                  1,000,000      1,018,170
Columbia County, Water and Sewer Revenue, Refunding
    5.40%, 6/1/2011 (Insured; AMBAC)........................................                    750,000        780,840
Columbus Hospital Authority, Revenue (St. Francis Hospital)
    6.20%, 1/1/2010 (Insured; MBIA).........................................                    200,000        211,636
Fayette County School District 6.125%, 3/1/2015.............................                    500,000        539,855
Fulton County, Water and Sewer Revenue, Refunding 6.375%, 1/1/2014
  (Insured; FGIC)...........................................................                    290,000        332,940
Fulton County Building Authority, Revenue, Refunding
    (County Government and Health Facilities Project) 6.125%, 1/1/2011 .....                    300,000        323,988
Fulton County Development Authority, Special Facilities Revenue, Refunding
    (Delta Air Lines, Inc. Project) 6.95%, 11/1/2012........................                    245,000        268,285
Gainesville, Water and Sewer Revenue, Refunding 6%, 11/15/2012 (Insured; FGIC)                  300,000        333,033
Georgia, GO:
    6.65%, 3/1/2009.........................................................                  1,000,000      1,171,360
    5.65%, 3/1/2012.........................................................                  1,000,000      1,075,690
Georgia Housing and Finance Authority, SFMR:
    7%, 12/1/2015 (Insured; FHA)............................................                  1,500,000      1,600,440
    6.50%, 12/1/2017 (Insured; FHA).........................................                  1,000,000      1,062,500
Georgia Municipal Electric Authority, Refunding (Project One)
    5%, 1/1/2026 (Insured; AMBAC)...........................................                  1,000,000        953,850
Georgia Municipal Gas Authority, Gas Revenue (Warner Robins Project)
    5.80%, 1/1/2015 (Insured; MBIA).........................................                  1,000,000      1,059,880
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health)
    5.25%, 8/1/2013 (Insured; MBIA).........................................                  2,000,000      2,021,960
Hancock County, GO 6.70%, 4/1/2015..........................................                  1,000,000      1,104,860
Marietta Development Authority, Revenue, Refunding (First Mortgage-Life
  College)
    5.75%, 9/1/2014 (Insured; FSA)..........................................                    850,000        893,792
Meriwether County School District 5.50%, 2/1/2016 (Insured; FSA)............                  1,000,000      1,026,870
Metropolitan Atlanta Rapid Transportation Authority, Sales Tax Revenue,
  Refunding
    6.25%, 7/1/2020 (Insured; AMBAC)........................................                    300,000        342,345
Private Colleges and Universities Authority, Revenue, Refunding
    (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)..............                  1,000,000      1,089,180
Ware County, Water and Sewer Improvement Revenue, Refunding
    5%, 12/1/2023 (Insured; MBIA)...........................................                  1,000,000        955,500

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                              APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
U.S. RELATED-3.9%
Puerto Rico Electric Power Authority, Power Revenue 4.75%, 7/1/2024.........                $ 1,000,000    $   913,320
                                                                                                           -----------
TOTAL INVESTMENTS (cost $22,146,107)........................................                               $23,496,142
                                                                                                           ===========

SUMMARY OF ABBREVIATIONS
------------------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation    GO      General Obligation
FGIC          Financial Guaranty Insurance Company             MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                             Insurance Corporation
FSA           Financial Security Assurance                     SFMR    Single Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
FITCH (A)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               70.7%
AA                                 Aa                             AA                                24.3
BBB                                Baa                            BBB                                5.0
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Fitch currently provides creditworthiness information for a limited number of investments.

                              See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                               APRIL 30, 1998

                                                                                                 Cost          Value
                                                                                             -----------    ------------
ASSETS:                    Investments in securities-See Statement of Investments....        $22,146,107    $23,496,142
                           Cash......................................................                             5,777
                           Interest receivable.......................................                           380,228
                           Prepaid expenses..........................................                             1,559
                                                                                                            -----------
                                                                                                             23,883,706
                                                                                                            -----------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates.............                            11,787
                           Due to Distributor........................................                            12,207
                           Payable for shares of Beneficial Interest redeemed........                            13,783
                           Accrued expenses..........................................                            13,822
                                                                                                            -----------
                                                                                                                 51,599
                                                                                                            -----------

NET ASSETS...........................................................................                       $23,832,107
                                                                                                            ===========

REPRESENTED BY:            Paid-in capital...........................................                       $23,094,247
                           Accumulated net realized gain (loss) on investments.......                          (612,175)
                           Accumulated net unrealized appreciation (depreciation)
                             on investments-Note 4...................................                         1,350,035
                                                                                                            -----------
NET ASSETS...........................................................................                       $23,832,107
                                                                                                            ===========

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                                           CLASS A          CLASS B         CLASS C
                                                                         -----------      -----------     -----------
Net Assets................................................               $ 6,231,655      $17,558,332     $    42,120
Shares Outstanding........................................                   457,306        1,287,923           3,093
NET ASSET VALUE PER SHARE.................................                    $13.63           $13.63          $13.62
                                                                              ======           ======          ======

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income............................                                 $1,338,262

EXPENSES:                        Management fee-Note 3(a)...................                 $ 136,699
                                 Distribution fees-Note 3(b)................                    89,779
                                 Shareholding servicing costs-Note 3(c)....                     69,076
                                 Professional fees..........................                     8,700
                                 Prospectus and shareholders' reports.......                     5,452
                                 Registration fees..........................                     3,206
                                 Custodian fees.............................                     2,675
                                 Trustees' fees and expenses-Note 3(d)......                       351
                                 Loan commitment fees-Note 2................                       301
                                 Miscellaneous..............................                     7,866
                                                                                             ---------
                                     TOTAL EXPENSES.........................                                    324,105
                                                                                                             ----------

INVESTMENT INCOME-NET.......................................................                                  1,014,157
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                 $  52,283
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                   723,425
                                                                                             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                    775,708
                                                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $1,789,865
                                                                                                             ==========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
OPERATIONS:
    Investment income-net.............................................                 $ 1,014,157        $ 1,165,649
    Net realized gain (loss) on investments...........................                      52,283             69,477
    Net unrealized appreciation (depreciation) on investments.........                     723,425            293,070
                                                                                       -----------        -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS..................................................                   1,789,865          1,528,196
                                                                                       -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................                    (307,129)          (356,396)
      Class B shares..................................................                    (705,439)          (805,477)
      Class C shares..................................................                      (1,589)            (3,776)
                                                                                       -----------        -----------
          TOTAL DIVIDENDS.............................................                  (1,014,157)        (1,165,649)
                                                                                       -----------        -----------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................                   1,034,483            212,279
      Class B shares..................................................                   1,001,862            709,076
      Class C shares..................................................                      14,318             12,238
    Dividends reinvested:
      Class A shares..................................................                     210,772            260,106
      Class B shares..................................................                     349,972            396,438
      Class C shares..................................................                       1,014              3,525
    Cost of shares redeemed:
      Class A shares..................................................                  (1,833,199)        (2,334,070)
      Class B shares..................................................                  (2,556,894)        (3,248,467)
      Class C shares..................................................                     (79,498)             --
                                                                                       -----------        -----------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS................................................                  (1,857,170)        (3,988,875)
                                                                                       -----------        -----------
            TOTAL INCREASE (DECREASE) IN NET ASSETS...................                  (1,081,462)        (3,626,328)

NET ASSETS:
    Beginning of Period...............................................                  24,913,569         28,539,897
                                                                                       -----------        -----------
    End of Period.....................................................                 $23,832,107        $24,913,569
                                                                                       ===========        ===========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    SHARES
                                                                                      ---------------------------------
                                                                                        YEAR ENDED         YEAR ENDED
CAPITAL SHARE TRANSACTIONS:                                                           APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
    CLASS A
    -------
    Shares sold............................................................               76,833             16,032
    Shares issued for dividends reinvested.................................               15,405             19,634
    Shares redeemed........................................................             (134,087)          (175,973)
                                                                                       ---------          ---------
                   NET INCREASE (DECREASE) IN SHARES OUTSTANDING...........              (41,849)          (140,307)
                                                                                       =========          =========

    CLASS B
    -------
    Shares sold............................................................               72,878             53,684
    Shares issued for dividends reinvested.................................               25,567             29,914
    Shares redeemed........................................................             (187,669)          (246,421)
                                                                                       ---------          ---------
                   NET INCREASE (DECREASE) IN SHARES OUTSTANDING...........              (89,224)          (162,823)
                                                                                       =========          =========

    CLASS C
    -------
    Shares sold............................................................                1,041                927
    Shares issued for dividends reinvested.................................                   74                266
    Shares redeemed........................................................               (5,938)                --
                                                                                       ---------          ---------
                   NET INCREASE (DECREASE) IN SHARES OUTSTANDING...........               (4,823)             1,193
                                                                                       =========          =========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $13.22      $13.05      $12.80      $12.69      $13.27
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .61         .62         .66         .73         .73
    Net realized and unrealized gain (loss) on investments        .41         .17         .25         .11        (.58)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.02         .79         .91         .84         .15
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net.................        (.61)       (.62)       (.66)       (.73)       (.73)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period.......................      $13.63      $13.22      $13.05      $12.80      $12.69
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*.................................        7.76%       6.16%       7.14%       6.87%        .97%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............         .95%        .98%        .74%        .25%        .07%
    Ratio of net investment income to average net assets.        4.44%       4.71%       5.00%       5.80%       5.41%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager........................          --          --         .21%        .78%       1.02%
    Portfolio Turnover Rate..............................       36.64%      50.96%      33.09%      34.04%       6.76%
    Net Assets, end of period (000's Omitted)............      $6,232      $6,598      $8,346      $8,985     $10,058

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $13.22      $13.06      $12.80      $12.69      $13.27
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .54         .56         .59         .66         .67
    Net realized and unrealized gain (loss) on investments        .41         .16         .26         .11        (.58)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................        .95         .72         .85         .77         .09
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.54)       (.56)       (.59)       (.66)       (.67)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $13.63      $13.22      $13.06      $12.80      $12.69
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*..................................       7.24%       5.55%      6.69%        6.33%        .46%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       1.44%       1.47%      1.24%         .75%        .58%
    Ratio of net investment income to average net assets..       3.94%       4.20%      4.46%        5.27%       4.85%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................         --          --        .20%         .80%       1.02%
    Portfolio Turnover Rate...............................      36.64%      50.96%     33.09%       34.04%       6.76%
    Net Assets, end of period (000's Omitted).............    $17,558     $18,211    $20,106      $19,429     $16,243

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       CLASS C SHARES
                                                              ---------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ---------------------------------
PER SHARE DATA:                                                 1998        1997        1996(1)
                                                               ------      ------      --------
    Net asset value, beginning of period..................     $13.22      $13.05      $12.85
                                                               ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .47         .51         .38
    Net realized and unrealized gain (loss) on investments        .40         .17         .20
                                                               ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................        .87         .68         .58
                                                               ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.47)       (.51)       (.38)
                                                               ------      ------      ------
    Net asset value, end of period........................     $13.62      $13.22      $13.05
                                                               ======      ======      ======
TOTAL INVESTMENT RETURN(2)................................       6.61%       5.30%       6.28%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       1.91%       1.80%       1.98%(3)
    Ratio of net investment income to average net assets..       3.48%       3.87%       3.73%(3)
    Portfolio Turnover Rate...............................      36.64%      50.96%      33.09%
    Net Assets, end of period (000's Omitted).............        $42        $105         $88

------------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
(2) Exclusive of sales load.
(3) Annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $613,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1998. If not applied, $329,000 of the carryover expires in fiscal 2003, $267,000 expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    Dreyfus Service Corporation a wholly-owned subsidiary of the Manager, retained $216 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30,1998, Class B and Class C shares were charged $89,437 and $342, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $17,303, $44,719 and $114, respectively, pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $12,296 pursuant to the transfer agency agreement.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $10,080,485 and $8,560,651, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $1,350,035, consisting of $1,401,796 gross unrealized appreciation and $51,761 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Georgia Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Georgia Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  ERNST & YOUNG LLP

New York, New York
June 3, 1998

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended April 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Georgia residents, Georgia personal income taxes).

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, GEORGIA SERIES
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










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